UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                December 17, 2003

                            ULTRALIFE BATTERIES, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


          0-20852                                 16-1387013
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   (Commission File Number)          (I.R.S. Employer Identification No.)


                 2000 Technology Parkway, Newark, New York  14513
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               (Address of principal executive offices)   (Zip Code)


                                 (315) 332-7100
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              (Registrant's telephone number, including area code)


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Item 7. Financial Statements, Pro Forma Financials and Exhibits.

(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     99.1     Press Release dated December 17, 2003.


Item 9. Regulation FD Disclosure.

The Company announced the election of Anthony J. Cavanna to its board of directors. Cavanna, 64, until recently was chief financial officer and is executive vice president and a director of Trex Company, Inc., the nation's largest manufacturer of alternative decking products. Ultralife's board of directors elected Cavanna during its December 11 meeting. Cavanna plans to retire from his executive position with Trex Company at the end of 2003 Refer to the attached Exhibit 99.1 for the entire text of the release, which Exhibit is being furnished but not filed in accordance with Regulation FD.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ULTRALIFE BATTERIES, INC.

Dated:  December 17, 2003                      By: /s/Peter F. Comerford
                                               ---------------------------------
                                               Peter F. Comerford
                                               Vice President - Administration &
                                               General Counsel





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                                Index to Exhibits

(99)     Additional Exhibits

         99.1     Press Release dated December 17, 2003